UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 3, 2019

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4801 E. Washington Street
Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 642-1716

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)The Board of Directors (the “Board”) of Magellan Health, Inc. (the “Company”) has appointed James E. Murray, 66, as President and Chief Operating Officer of the Company, effective as of December 9, 2019. In connection with his appointment as President and Chief Operating Officer, on December 3, 2019, Mr. Murray and the Company entered into an employment agreement described below.

Mr. Murray will join the Company after serving as president of PrimeWest Health in 2019. In addition, he served as chief executive officer of LifeCare HealthPartners from 2017-2019. Prior to these roles, Mr. Murray held significant leadership roles at Humana over a career spanning nearly three decades. As executive vice president and chief operating officer for 10 years, Mr. Murray served on Humana’s executive team and was responsible for all business segments, service operations and information technology functions.

(e)

Employment Agreement with Mr. Murray

On December 3, 2019, the Company entered into an employment agreement with Mr. Murray (the “Employment Agreement”), effective as of December 9, 2019 (the “Commencement Date”), for a one-year term, with automatic annual renewals, unless sooner terminated by either party. Mr. Murray’s annual base salary will be $750,000, and his annual target bonus opportunity under the Company’s Incentive Compensation Plan is 85% of his base salary, with the ability to earn up to 200% of such target bonus based on achieving specified performance goals.

Mr. Murray will receive a grant of stock options (“Options”) with a value of $750,000 on the date of grant, a grant of restricted stock units (“RSUs”) with a value of $750,000 on the date of grant, and performance-based restricted stock units (“PSUs”) with a value of $1,500,000 on the date of grant, on the first business day of the month following the month of commencement of his employment. Beginning with calendar year 2020, Mr. Murray will also be entitled to receive equity awards under the Company’s incentive plan on terms at least as favorable as other similarly situated senior level executives, and his annual target value for 2020 for his equity award shall be 350% of his base salary.

If the Company terminates Mr. Murray’s employment without cause, or Mr. Murray terminates his employment for good reason, then, subject to the execution of a release of claims in favor of the Company: (i) the Company will pay him an amount equal to 1.0 times his base salary, payable over a period of 12 months following termination, (ii) a pro-rated bonus for the year of termination based on actual performance, (iii) the Company will reimburse him for a portion of premiums for continued health plan coverage for 12 months, and (iv) the Options and the RSUs will automatically vest in full upon termination and the PSUs will become vested and settle when they otherwise would have if Mr. Murray had remained employed for the term of the PSUs. In addition, if Mr. Murray’s employment is terminated by the Company without cause or if he resigns for good reason on or prior to and in connection with a change in control of the Company (as defined in the agreement) that occurs eighteen months after the Commencement Date, or within two years after such change in control, then in addition to the severance described above and subject to the execution of a release of claims in favor of the Company the Company will pay him (x) a lump sum payment equal to the sum of (a) 1.0 times his base salary plus (b) 2.0 times his target bonus, and (y) reimbursement for a portion of premiums for continued health plan coverage for an additional six months.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On December 5, 2019, the Company issued a press release with respect to the appointment of Mr. Murray as President and Chief Operating Officer of the Company, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act which involve a number of risks and uncertainties, many of which are out of our control. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements including, without limitation, statements growth opportunities, business environment, long term opportunities and strategy. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s risk members; delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 28, 2019, and the Company’s subsequent Quarterly Reports on Form 10-Q filed during 2019. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this release.

Item 8.01 Other Information

The Company also announced that in order to provide additional time for its CEO, Ken Fasola and President and COO, Jim Murray, to review the business strategy and operations, the Company plans to defer release of its financial guidance for 2020.  The Company will announce the specific date for communicating guidance in early 2020.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(d) Exhibits: See Exhibit Index.

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Employment agreement dated December 3, 2019, between the Company and James E. Murray.
99.1	Press Release
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: December 5, 2019	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Chief Financial Officer

5